                                                                    EXHIBIT 99.1

(PRINCETON NATIONAL BANCORP, INC. LOGO)

   PRINCETON NATIONAL BANCORP, INC. POSTS RECORD EARNINGS AND SURPASSES 2004
                                RESULTS BY 10.2%

PRINCETON, Illinois - January 23, 2006 - Princeton National Bancorp, Inc. (NASDAQ: PNBC)

Tony Sorcic, President & CEO, announced today, "Princeton National Bancorp, Inc. had an excellent year in 2005. As reported in previous press releases, the Company completed the acquisition of Somonauk FSB Bancorp, Inc. as of July 31, 2005. The acquisition of Somonauk has had a positive effect on earnings. In October 2005, Citizens First National Bank opened its new office in Plano, Illinois. Progress continues on the construction of the facility in Aurora, Illinois. It is anticipated this facility will open in April of 2006. We believe the fast-growing communities of Plano and Aurora/Oswego provide opportunities to expand the Company's market share."

Sorcic continued, "The Company generated record results in 2005 in net income, diluted earnings per share, total assets and total other income. Net income totaled $7,574,000, diluted earnings per share were $2.37, total assets were $945.3 million, and total other income was $8,840,000. In comparison to December 31, 2004, net income increased 10.2%, diluted earnings per share increased 7.2%, total assets increased 44.2%, and total other income increased 6.3%. The return on equity of 13.43% is in line with the 2004 return on equity of 13.46%."

Sorcic concluded, "The Company experienced a 42% increase in total loans over the last twelve months. Loan growth of $57,802,000 and the addition of the Somonauk loan portfolio of $113,966,000 both contributed to these results. PNBC did not record a loan loss provision during 2005. The Company's loan portfolio continues to be comprised of high-quality loans and experienced minimal loan charge-offs during the year."

The Company ended 2005 with total deposits of $827.9 million (including repurchase agreements), an increase of 40.2% from year-end 2004. During 2005, the Company attracted new core deposits totaling $44,710,000 and added $192,792,000 from the acquisition of Somonauk. This increase in deposits occurred in checking, time deposit, repurchase agreements and money market accounts.

In January 2005, the Company announced a 100,000 share stock repurchase program. The Company completed the program in December 2005, having purchased the shares at an average price of $31.50 per share. Since 1997, the Company has repurchased 1,234,271 shares of common stock through stock repurchase programs.

Net income for the fourth quarter of 2005 totaled $2,135,000, diluted earnings per share totaled $.63, and the return on average equity was 13.64%. This compares favorably to the fourth quarter 2004 net income of $1,689,000, diluted earnings per share of $.55, and the return on average equity of 12.99%. Total non-interest income for the quarter of $2,634,000 rose 38.2% from $1,906,000 in the fourth quarter of 2004.

For the twenty-second consecutive quarter, the Company's annualized non-interest income equaled or exceeded 1% of average assets.

The stock price reached a record high of $34.00 during 2005 and closed the year at $33.25. The 2005 year-end stock price represents an increase of 15.5% from the 2004 year-end closing price of $28.80.

The Company has set its annual meeting date for April 25, 2006 at 10:00 A.M. at The Galleria Convention Center in Princeton, Illinois. The record date for the Annual Meeting will be February 27, 2006.

Princeton National Bancorp, Inc. is a $945.3 million community bank with locations throughout northern Illinois, several of which are in high-growth markets and two additional locations (Aurora and Elburn) which will also be in high-growth markets. These communities include: Huntley, Hampshire, Minooka, Sandwich, Somonauk, Plano, Genoa, Millbrook, Newark, Peru, Princeton, Henry, Oglesby, Spring Valley and DePue. The Subsidiary Bank, Citizens First National Bank, provides financial services to meet the needs of individuals, businesses and public entities.

This press release contains certain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. These forward-looking statements are identified by the use of words such as 1) believes, 2) anticipates, 3) estimates, 4) expects, 5) projects or similar words. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. The figures included in this press release are unaudited and may vary from the audited results.

Inquiries should be directed to: Lou Ann Birkey,
                                 Vice President - Investor Relations,
                                 Princeton National Bancorp, Inc.
                                 (815) 875-4444,
                                 E-Mail address: pnbc@citizens1st.com

                    (PRINCETON NATIONAL BANCORP, INC. LOGO)

                           CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except share data)

                                                            December 31,
                                                                2005       December 31,
                                                             (unaudited)       2004
                                                            ------------   ------------
ASSETS
Cash and due from banks                                      $   23,635     $   14,025
Interest-bearing deposits with financial institutions               110             65
Federal funds sold                                                    0              0
                                                             ----------     ----------
   Total cash and cash equivalents                               23,745         14,090
Loans held for sale, at lower of cost or market                   2,587          1,301
Investment securities available-for-sale, at fair value         235,371        175,129
Investment securities held-to-maturity, at amortized cost        16,115         13,680
                                                             ----------     ----------
   Total investment securities                                  251,486        188,809
Loans, net of unearned interest                                 581,812        410,044
Allowance for loan losses                                        (3,197)        (2,524)
                                                             ----------     ----------
   Net loans                                                    578,615        407,520
Premises and equipment, net                                      26,412         17,924
Bank-owned life insurance                                        20,434         15,870
Interest receivable                                               8,714          5,000
Goodwill, net of accumulated amortization                        22,665          1,355
Intangible assets, net of accumulated amortization                6,843          1,317
Other real estate owned                                             468              0
Other assets                                                      3,294          2,552
                                                             ----------     ----------
   TOTAL ASSETS                                              $  945,263     $  655,738
                                                             ==========     ==========

LIABILITIES
Demand deposits                                              $  103,622     $   75,015
Interest-bearing demand deposits                                222,675        191,271
Savings deposits                                                109,491         58,675
Time deposits                                                   362,770        248,600
                                                             ----------     ----------
   Total deposits                                               798,558        573,561

Customer repurchase agreements                                   29,375         16,870
Advances from the Federal Home Loan Bank                          8,346          5,000
Interest-bearing demand notes issued to the U.S. Treasury         2,154          1,765
Federal funds purchased                                           1,000          1,000
Trust Preferred securities                                       25,000              0
Note payable                                                      6,700            900
                                                             ----------     ----------
   Total borrowings                                              72,575         25,535

Other liabilities                                                10,986          4,273
                                                             ----------     ----------
   Total liabilities                                            882,119        603,369
                                                             ----------     ----------

STOCKHOLDERS' EQUITY

Common stock                                                     22,392         20,699
Surplus                                                          16,968          7,810
Retained earnings                                                45,786         42,156
Accumulated other comprehensive income (loss), net of tax          (482)           951
Less: Treasury stock                                            (21,520)       (19,247)
                                                             ----------     ----------
   Total stockholders' equity                                    63,144         52,369
                                                             ----------     ----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                     $  945,263     $  655,738
                                                             ==========     ==========

CAPITAL STATISTICS  (UNAUDITED)

YTD average equity to average assets                               7.21%          8.24%
Tier 1 leverage capital ratio                                      6.46%          7.62%
Tier 1 risk-based capital ratio                                    9.26%         10.94%
Total risk-based capital ratio                                     9.76%         11.49%
Book value per share                                         $    18.87     $    17.13
Closing market price per share                               $    33.25     $    28.80
End of period shares outstanding                              3,346,443      3,058,000
End of period treasury shares outstanding                     1,131,853      1,081,841

                     (PRINCETON NATIONAL BANCORP, INC. LOGO)

CONSOLIDATED STATEMENTS OF INCOME  (UNAUDITED)

(dollars in thousands, except share data)

                                                             THREE MONTHS    THREE MONTHS    FOR THE YEAR    FOR THE YEAR
                                                                ENDED           ENDED           ENDED           ENDED
                                                            Dec. 31, 2005   Dec. 31, 2004   Dec. 31, 2005   Dec. 31, 2004
                                                            -------------   -------------   -------------   -------------
INTEREST INCOME
Interest and fees on loans                                   $    9,730      $    6,104      $   31,339      $   23,518
Interest and dividends on investment securities                   2,607           1,598           8,445           6,147
Interest on federal funds sold                                       45              22             120              30
Interest on interest-bearing time deposits in other banks            24              18              67              24
                                                             ----------      ----------      ----------      ----------
   Total Interest Income                                         12,406           7,742          39,971          29,719
                                                             ----------      ----------      ----------      ----------

INTEREST EXPENSE
Interest on deposits                                              4,689           2,318          13,787           8,596
Interest on borrowings                                              867             153           1,939             474
                                                             ----------      ----------      ----------      ----------
   Total Interest Expense                                         5,556           2,471          15,726           9,070
                                                             ----------      ----------      ----------      ----------
NET INTEREST INCOME                                               6,850           5,271          24,245          20,649
Provision for loan losses                                             0               0               0             375
                                                             ----------      ----------      ----------      ----------
NET INTEREST INCOME AFTER PROVISION                               6,850           5,271          24,245          20,274
                                                             ----------      ----------      ----------      ----------

NON-INTEREST INCOME
Trust & farm management fees                                        409             406           1,601           1,451
Service charges on deposit accounts                               1,032             772           3,448           3,149
Other service charges                                               454             288           1,407           1,165
Gain on sales of securities available-for-sale                       39              34              89             216
Gain on sale of loans                                                63               0              63             465
Brokerage fee income                                                193              94             697             607
Mortgage banking income                                             253             155             780             561
Bank-owned life insurance                                           160             135             604             555
Other operating income                                               31              22             151             146
                                                             ----------      ----------      ----------      ----------
   Total Non-Interest Income                                      2,634           1,906           8,840           8,315
                                                             ----------      ----------      ----------      ----------

NON-INTEREST EXPENSE
Salaries and employee benefits                                    3,792           2,901          13,400          11,129
Occupancy                                                           453             350           1,558           1,368
Equipment expense                                                   706             465           2,124           1,653
Federal insurance assessments                                        65              55             244             229
Intangible assets amortization                                      139              52             324             208
Data processing                                                     265             191             870             747
Advertising                                                         234             220             770             743
Other operating expense                                           1,102             759           3,963           3,426
                                                             ----------      ----------      ----------      ----------
   Total Non-Interest Expense                                     6,756           4,993          23,253          19,503
                                                             ----------      ----------      ----------      ----------
INCOME BEFORE INCOME TAXES                                        2,728           2,184           9,832           9,086
Income tax expense                                                  593             495           2,258           2,214
                                                             ----------      ----------      ----------      ----------
NET INCOME                                                   $    2,135      $    1,689      $    7,574      $    6,872
                                                             ==========      ==========      ==========      ==========

NET INCOME PER SHARE:
   BASIC                                                     $     0.64      $     0.55      $     2.39      $     2.22
   DILUTED                                                   $     0.63      $     0.55      $     2.37      $     2.21

Basic weighted average shares outstanding                     3,352,420       3,060,661       3,174,321       3,088,881
Diluted weighted average shares outstanding                   3,384,678       3,088,172       3,201,154       3,116,078

PERFORMANCE RATIOS (ANNUALIZED)

Return on average assets                                           0.90%           1.05%           0.97%           1.11%
Return on average equity                                          13.64%          12.99%          13.43%          13.46%
Net interest margin (tax-equivalent)                               3.54%           3.86%           3.73%           3.92%
Efficiency ratio (tax-equivalent)                                 66.70%          65.90%          66.18%          63.96%

ASSET QUALITY

Net loan charge-offs                                         $      139      $       19      $      167      $      101
Total non-performing loans                                   $    3,825      $      328      $    3,825      $      328
Non-performing loans as a % of total loans                         0.66%           0.08%           0.66%           0.08%